UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Suite 23, 3301 Spring Mountain Rd
Las Vegas, Nevada 89102
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	702-776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under the Current Report on Form 8-K of San Lotus Holding Inc., (the "Company"), filed on April 2, 2015 (the "Original 8-K"), Green Forest Management Consulting Inc. ("Green Forest"), a wholly owned subsidiary of the Company, completed its acquisition of all the outstanding shares of Mao Ren International Inc. ("Mao Ren") on March 31, 2015. This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

The audited financial statements of Mao Ren, as of December 31, 2014 and 2013, and the Auditor's Report are respectively filed as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference.

(b)     Pro forma financial information.

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2014

	San Lotus	Mao Ren	Proforma adjustments	Proforma Combined
ASSETS
Current Assets			-
Cash and cash equivalents	$13,159	$119,098	-	$132,257
Prepaid and other current assets	211,272	10,075	-	221,347
Total Current Assets	224,431	129,173	-	353,604
Property and equipment, net	3,427,998	-	-	3,427,998
Investments	-	378,982	-	378,982
Other assets	4,091	27,383,304	-	27,387,395
Total Assets	$3,656,520	$27,891,459	-	$31,547,979

LIABILITIES AND EQUITY
Current Liabilities
Accrued expenses	$5,370	-	-	$5,370
Other payable	220,687	-	-	220,687
Total Current Liabilities	226,057	-	-	226,057
Long-term payable	-	28,811,773	-	28,811,773
Total Liabilities	226,057	28,811,773	-	29,037,830

Stockholders' Equity
Common stock	83,682,054	14,471	-	83,696,525
Additional paid-in capital	110,145,249	-	-	110,145,249
Deficit accumulated during the development stage	-940,437	(968,280)	-	(1,908,717)
Treasury Stock	-189,275,446	-	-	(189,275,446)
Accumulated other comprehensive loss	-168,278	33,495	-	(134,783)
Total San Lotus Holding Inc. stockholders' equity	3,443,142	(920,314)	-	2,522,828
Noncontrolling interest	-12,679	-	-	(12,679)
Total Equity	3,430,463	-920,314	-	2,510,149
Total Liabilities and Equity	$3,656,520	$27,891,459	-	31,547,979

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss

For the Year Ended December 31, 2014

	San Lotus	Mao Ren	Proforma adjutsments	Proforma Combined
Revenue	$-	$-		$-
General and administrative expenses	186,525	173,018		359,543
Loss from Operations	(186,525)	(173,018)		(359,543)

Other income (expenses)
Interest expense	-	(21,012)		(21,012)
Interest income	8	842		850
Other income (expenses)	-	(33)		(33)
Total other income (expense)	8	(20,203)		(20,195)
Net loss before income taxes	(186,517)	(193,221)		(379,738)
Provision for income taxes	-	-

Net loss	(186,517)	(193,221)		(379,738)
Net loss attributable to noncontrolling interest	(5737)	-		(5,737)
Net loss attributable to San Lotus Holding Inc.	(180,780)	(193,221)		(374,001)

Other comprehensive income, net of tax:
Net loss	(186,517)	(193,221)		(379,738)
Foreign currency translation adjustment, net of tax	(168,278)	49,619		(118,659)
Total comprehensive income (loss)	(354,795)	(143,602)		(498,397)
Comprehensive income (loss) attributable to the noncontrolling interest	(5737)	-		(5,737)
Comprehensive income (loss) attributable to San Lotus Holding Inc.	(349,058)	$(143,602)		$(492,660)

Net Loss Per Share-
Basic and Diluted	(0.08)			(0.17)
Weighted Average Shares Outstanding:
Basic and Diluted	2,235,693			2,235,693

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2015

	San Lotus	Mao Ren	Proforma adjustments	Proforma Combined
ASSETS
Current Assets			-
Cash and cash equivalents	$9,996	$36,806	-	$46,802
Prepaid and other current assets	186,681	10,972	-	197,653
Total Current Assets	196,677	47,778	-	244,455
Property and equipment, net	6,606,376	-	-	6,606,376
Investments	-	446,500	-	446,500
Goodwill			-
Other assets	4,133	27,659,744		27,663,877
Total Assets	$6,807,186	$28,154,022	-	$34,961,208

LIABILITIES AND EQUITY
Current Liabilities
Accrued expenses	$2,961	$16	-	$2,977
Other payable	6,436,179	-	-	6,436,179
Total Current Liabilities	6,439,140	16	-	6,439,156
Long-term payable	-	29,102,634	-	29,102,634
Total Liabilities	6,439,140	29,102,650	-	35,541,790

Stockholders' Equity
Common stock	83,682,054	14,471	-	83,696,525
Additional paid-in capital	110,145,249	-	-	110,145,249
Deficit accumulated during the development stage	-992,592	(987,187)	-	(1,979,779)
Treasury Stock	-189,275,446	-	-	(189,275,446)
Less: Subscription receivable	(2,960,086)	-		(2,960,086)
Accumulated other comprehensive loss	-218,454	24,088	-	(194,366)
Total San Lotus Holding Inc. stockholders' equity	380,725	(948,628)	-	(567,903)
Noncontrolling interest	-12,679	-	-	(12,679)
Total Equity	368,046	-948,628	-	-580,582
Total Liabilities and Equity	$6,807,186	$28,154,022	-	34,961,208

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss

As of March 31, 2015

	San Lotus	Mao Ren	Proforma adjutsments	Proforma Combined
Revenue	$-	$-		$-
General and administrative expenses	45,321	18,907		64,228
Loss from Operations	(45,321)	(18,907)		(64,228)

Other income (expenses)
Interest expense	-	-		-
Interest income	-	-		-
Other income (expenses)	-	-		-
Total other income (expense)	-	-		-
Net loss before income taxes	(45,321)	(18,907)		(64,228)
Provision for income taxes	-	-

Net loss	(45,321)	(18,907)		(64,228)
Net loss attributable to noncontrolling interest	-	-		-
Net loss attributable to San Lotus Holding Inc.	(45,321)	(18,907)		(64,228)

Other comprehensive income, net of tax:
Net loss	(45,321)	(18,907)		(64,228)
Foreign currency translation adjustment, net of tax	(218454)	24,088		(194,366)
Total comprehensive income (loss)	(263,775)	5,181		(258,594)
Comprehensive income (loss) attributable to the noncontrolling interest	-	-		-
Comprehensive income (loss) attributable to San Lotus Holding Inc.	$(263,775)	$5,181		$(258,594)

Net Loss Per Share-
Basic and Diluted	(0.01)			(0.01)
Weighted Average Shares Outstanding:
Basic and Diluted	4,527,558			4,527,558

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

San Lotus Holding, Inc.

Unaudited Pro Forma Combined Financial Information

Introduction

On March 31, 2015, the Company's shareholders entered into a stock purchase agreement (the "Stock Purchase Agreement") with Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation ("Green Forest") to transfer 100% interest owned in the Company to Green Forest.? Green Forest is a wholly owned subsidiary of San Lotus Holding Inc. ("San Lotus") As a result of the transaction, San Lotus would acquire 100% ownership of Mao Ren International Inc. as its 100% wholly owned subsidiary.

The unaudited pro forma combined balance sheet combines (i) the historical consolidated balance sheets of San Lotus and Mao Ren, giving effect to the acquisition as if it had been consummated on March 31, 2015 and (ii) the unaudited pro forma combined statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the acquisition as if it had occurred on January 1, 2014.

The historical consolidated financial statements of San Lotus and Mao Ren have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). The historical consolidated financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is provided for informational purposes only. The unaudited pro forma condensed combined statements of operations are not necessarily indicative of operating results that would have been achieved had the transaction been completed as of January 1, 2014 and does not intend to project the future financial results of San Lotus after the transaction. The unaudited pro forma condensed combined balance sheet does not purport to reflect what San Lotus' financial condition would have been had the transactions closed on March 31, 2015 or for any future or historical period. The unaudited pro forma condensed combined statements of operations and balance sheet are based on certain assumptions, described in the accompanying notes, which management believes are reasonable and do not reflect the cost of any integration activities or the benefits from the acquisition and synergies that may be derived from any integration activities. There is no material transactions between San Lotus and Mao Ren during the periods presented in the unaudited condensed combined financial information that would need to be eliminated.

San Lotus Holding, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

On March 31, 2015, the Company's shareholders entered into a stock purchase agreement (the "Stock Purchase Agreement") with Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation ("Green Forest") to transfer 100% interest owned in the Company to Green Forest.? Green Forest is a wholly owned subsidiary of San Lotus Holding Inc. ("San Lotus") As a result of the transaction, San Lotus would acquire 100% ownership of Mao Ren International Inc. as its 100% wholly owned subsidiary.

The accompanying unaudited pro forma condensed combined financial statements present the pro forma combined financial position and results of operations of the combined company based upon the historical financial statements of San Lotus Holding, Inc. and Mao Ren International, Inc after giving effect to the acquisition and adjustments described in these footnotes, and are intended to reflect the impact of the acquisition on Mao Ren.

The accompanying unaudited pro forma combined financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of our and Mao Ren's operations.

The unaudited pro forma condensed combined balance sheet reflects the acquisition as if it has been consummated on March 31, 2015. The unaudited pro forma condensed combined statements of operations for three months ended March 31, 2015 and for the year ended December 31, 2014, reflects the acquisition as if it had occurred on January 1, 2014.

Note 2. Pro Forma Adjustments

The pro forma adjustments are based on the best information available and assumptions that management believes are reasonable given the information available. However, such adjustments are subject to change as additional information is obtained.

(d)     Exhibits

Exhibit No.	Description
99.1	The audited financial statements of Mao Ren, as of December 31, 2014 and 2013
99.2	Auditor's Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: June 1, 2015

By:  /s/ Chen, Li-Hsing________________

Chen, Li-Hsing

President and Chairman of the Board